IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY AND NAME

GREEN CENTURY FUNDS

Green Century MSCI International Index Fund (the Fund)

Supplement dated September 23, 2026 to the Prospectus and Statement of Additional Information Dated December 1, 2025

Changes to Name, Investment Objective and Principal Investment Strategies. Currently, the Fund invests substantially all of its assets in the common stocks which make up the MSCI World ex USA SRI ex Fossil Fuels Index (the Index). Under normal circumstances and as a matter of operating policy, the Fund invests at least 80% of its assets in the component securities of the Index and may invest in American Depository Receipts, Global Depository Receipts and Euro Depository Receipts representing the component securities of the Index.

Effective November 28, 2026, the Fund will no longer have an operating policy to invest at least 80% of its assets in the component securities of the Index. In connection with this change, there will be changes to the Fund’s name, investment objective, and principal investment strategies. These changes to the Fund’s name, investment objective and principal investment strategies do not require shareholder approval.

Name: Effective November 28, 2026, the Fund’s name will be “Green Century International Fund.”

Investment Objective: Effective November 28, 2026, the Fund’s investment objective will be to seek to achieve long-term total return from a diversified portfolio of stocks of foreign companies selected based on environmental criteria.

Principal Investment Strategies: Effective November 28, 2026, the Fund invests primarily in equity securities of companies located outside of the United States representing at least three countries that are developed markets. The Fund considers developed markets to be countries represented in the MSCI World Ex-US Index. The MSCI World Ex-US Index includes large and mid-cap stocks from approximately 23 developed markets countries (excluding the U.S.). As of July 31, 2026, the market capitalization of the Index ranged from approximately $2 billion to $640 billion. The Fund invests substantially all of its assets in equity securities of companies that, at the time of purchase, are included in the MSCI World Ex-US Index.

The Fund seeks to avoid investing in securities of issuers in industries that the Fund’s investment adviser, Green Century Capital Management, Inc. (Green Century), believes are environmentally harmful, including companies or industries that primarily, in the view of, the Fund’s subadviser, Northern Trust Investments, Inc. (Northern Trust):

•	Explore for, extract, produce, manufacture or refine coal, oil or gas; produce or transmit electricity derived from fossil fuels; or own fossil fuel reserves;

•

Are engaged in the significant production of nuclear energy or distribution of energy derived from nuclear power production, or nuclear weapons or the manufacture of nuclear weapon related components or systems;

•	Are engaged in the manufacture of tobacco products;

•	Are engaged in the production of genetically modified organisms (GMOs);

•

Have operations or products and services that are considered, at the time of purchase, misaligned with certain sustainable development goals identified by Green Century which may include the United Nations Sustainable Development Goals such as clean energy, life below water, life on land and climate action; or

•	Are engaged in the production of firearms or military weapons.

The Fund’s equity securities investments include common stocks, preferred stocks, securities convertible into common or preferred stocks, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

In selecting equity securities to buy and sell, NTI’s process excludes securities of companies included in the MSCI World Ex-US Index that, based on NTI’s evaluation of data provided by one or more third-party research vendors, are deemed environmentally harmful. Third-party information providers currently include Bloomberg, L.P., Morningstar, Sustainalytics, ISS ESG, and FactSet. NTI may add or remove third-party providers at its discretion. In addition to using the above data to help remove companies that are considered environmentally harmful, NTI also evaluates the quality of securities in the MSCI World Ex-US Index and removes those securities that do not meet NTI’s proprietary methodology.

Northern Trust’s proprietary Quality methodology seeks to rate and rank securities based on three categories of financial signals (profitability, management efficiency, and cash generation). Northern Trust also performs a risk management analysis in which Northern Trust seeks to measure and manage risk exposures at the security, sector and portfolio levels through portfolio diversification. Northern Trust makes final purchase decisions based on the quantitative models described above.

The Fund will normally seek to sell a security if it is determined to be environmentally harmful as described above or if Northern Trust believes the security is no longer attractive based upon the evaluation criteria described above.

At times, the Fund may invest a significant portion of its assets in a limited number of issuers, sectors or industries when investment opportunities are concentrated among those issuers, sectors or industries.

Although the Fund generally seeks to maintain broad international exposure, market conditions, index composition, or the investment process may result in the Fund investing a significant portion of its assets in issuers located in a limited number of countries or geographic regions.

The Fund may, but is not required to, use derivatives, such as forward foreign currency exchange contracts. The Fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The Fund may also hold cash or other short-term investments.

Changes to Investment Advisory Fee. Effective November 28, 2026, Green Century is entitled to receive a fee from the Fund equal on an annual basis to 0.18% of the value of the average daily net assets of the International Fund. Such fee shall be computed and accrued daily. Prior to November 28, 2026, Green Century was entitled to receive a fee from the Fund equal on an annual basis to to 0.28% of the value of the average daily net assets of the International Fund. Such fee shall be computed and accrued daily.

Changes to Investment Subadvisory Fee. Effective November 28, 2026, Green Century Capital (and not the Fund) will pay to Northern Trust, as full compensation for subadvisory services to be rendered and expenses to be borne by Northern Trust, a fee equal on an annual basis of the greater of $100,000 or 0.12% of the value of the average daily net assets of the International Fund up to but not including $50 million, 0.09% of the average daily net assets of the International Fund from and including $50 million up to but not including $100 million, and 0.08% of the average daily net assets of the International Fund equal to or in excess of $100 million. Such fee shall be accrued daily and payable following the end of each calendar quarter. Prior to November 28, 2026, Green Century Capital (and not the Fund) paid to Northern Trust a fee equal on an annual basis to the greater of $100,000 or 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million, and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million.

Changes to Administrative Fee. Effective November 28, 2026, the Fund pays Green Century an administrative fee such that, immediately following any payment to Green Century, the total operating expenses of the Fund (including investment advisory and distribution fees and any amortization of organization expenses), on an annual basis, do not exceed 1.18% of the Fund’s Individual Investor share class’ average daily net assets and do not exceed 0.88% of the Fund’s Institutional share class’ average daily net assets. Prior to November 28,

2026, the Fund paid Green Century an administrative fee such that, immediately following any payment to Green Century, the total operating expenses of the Fund (including investment advisory and distribution fees and any amortization of organization expenses), on an annual basis, do not exceed 1.28% of the Fund’s Individual Investor share class’ average daily net assets and do not exceed 0.98% of the Fund’s Institutional share class’ average daily net assets.

Please retain this supplement for future reference.